Exhibit 99.3

                                                              EXECUTION COPY

                                                     December 31, 1997

                             SECURED TERM NOTE

          Reference is made to the ISDA Master Agreement (as modified by the Schedule thereto) executed by Borrower and Lender (the "Master Agreement") and dated as of November 19, 1997.
     Capitalized terms used and not defined herein shall have the meanings specified therefor in the Master Agreement.

          Canadian Imperial Bank of Commerce (the "Lender"), New York Agency, hereby agrees to lend to Petrie Stores Liquidating Trust ("Borrower") an amount not exceeding $55,300,000 (the "Maximum Loan Commitment Amount") on any Business Day (the "Draw Date") occurring during the period (the "Commitment Period") beginning on the date hereof (the "Commitment Start Date") and ending September 3, 1999 (the "Commitment Termination Date"), or if the Commitment Termination Date is not a Business Day, the next succeeding Business Day. The Borrower may elect to borrow an amount (the "Principal") up to the Maximum Loan Commitment Amount by providing the Lender with a notice substantially in the form of Exhibit A hereto (the "Draw Notice") not later than three (3) Business Days prior to the Draw Date.

          The Lender is only required to lend monies hereunder during the Commitment Period and the Draw Date shall be the later of the Draw Date specified on the Draw Notice or the date that is three
     (3) Business Days after the Lender's actual receipt of the Draw
     Notice.

          Upon receipt of the Principal from the Lender, the Borrower shall pay to the order of the Lender the Principal on December 3, 1999 (the "Maturity Date") and accrued and unpaid interest on the Principal ("Interest," and together with the Principal, the "Loan") on the Maturity Date and each 3rd day of each March, June, September and December after the Draw Date and prior to the Maturity Date (each such day, an "Interest Payment Date"), beginning on the first Interest Payment Date immediately following the Draw Date.

          Interest shall accrue on the outstanding principal amount of the Loan from the date hereof through and including the date the Loan is paid in full (whether by acceleration, at stated maturity or otherwise) at a floating rate per annum equal to three month USD-LIBOR-BBA plus 0.35%, which rate shall be reset quarterly on the relevant principal amount of the Loan on the basis of the actual number of days elapsed during the relevant quarterly period divided by 360. Accrued interest shall be compounded quarterly and is payable quarterly on each Interest Payment Date and on the Maturity Date in lawful money of the United States of America, in same day funds, to Lender at the following account or other such address as Lender may designate to Borrower in writing: Chase Manhattan Bank N.Y. for the account of Canadian Imperial Bank of Commerce, Toronto, Account Number 544-708-234, ABA Number 021-000-021, Attention: Financial Products.
     Principal shall be due and payable, not later than 12:00 noon Eastern Time on the Maturity Date and shall be payable in lawful money of the United States of America, in same day funds, to Lender at the following account or other such address as Lender may designate to Borrower in writing: Chase Manhattan Bank N.Y. for the account of Canadian Imperial Bank of Commerce, Toronto, Account Number 544-708-234, ABA Number 021-000-021, Attention:
     Financial Products.

          Whenever any payment to be made under this Note would be due on a day which is not a Business Day such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest.
     As used herein "Business Day" means a day other than a Saturday or Sunday or a day which is a public holiday or other day on which banks in New York are required or authorized to remain closed.

          This Note is secured by the pledge of stock and the rights of the Borrower under the Master Agreement, each as provided in the Collateral Pledge Agreement dated as of December 31, 1997 between Borrower and Lender (the "Pledge Agreement").

          This Note may not be prepaid.

          Borrower represents and warrants as follows:

          (a) Borrower is authorized and has the capacity to execute, deliver and perform this Note.

          (b) Borrower's execution, delivery and performance of this Note and the Pledge Agreement do not conflict with, or constitute a breach of or default under, any provision of any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a material adverse effect on Borrower.

          (c) This Note and the Pledge Agreement constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

          (d) There are no actions or proceedings pending by or against Borrower before any court or administrative agency in which an adverse decision could have a material adverse effect on Borrower, its ability to perform its obligations hereunder or under the Pledge Agreement or on the stock pledged as collateral pursuant to the Pledge Agreement. Borrower does not have any knowledge that any such actions or proceedings are threatened.

          (e) No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Lender (including with respect to any financial information) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

          (f) None of the proceeds of the Loan will be used for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve Board.

          Any one or more of the following events shall constitute an "Acceleration Event" hereunder:

          (a) Borrower shall fail to pay any amount when due hereunder;

          (b) Borrower shall fail to perform any obligation under this Note or the Pledge Agreement or there is a Pledgor
          Default under (and as defined in) the Pledge Agreement;

          (c) An Event of Default or a Termination Event shall occur under the Master Agreement or an Early Termination Date shall be designated for any other reason under any Confirmation executed by Borrower and Lender under the Master Agreement;

          (d) Borrower shall become insolvent, or generally fail to pay its debts as such debts become due, or Borrower shall admit in writing its inability to pay its debts generally, or make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Borrower seeking an order for relief or to adjudicate Borrower a bankrupt or insolvent, or any other proceeding shall be instituted with respect to Borrower under any law relating to bankruptcy, insolvency or relief of debtors, or seeking the appointment of a receiver, trustee or other similar official for Borrower or any substantial part of Borrower's property; or

          (e) Any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Lender by Borrower.

          Upon the occurrence of an Acceleration Event described in paragraph (d) above, the Loan and all interest and other amounts payable hereunder shall be forthwith due and payable and upon the occurrence of any other Acceleration Event the Lender may, without notice to Borrower, declare the Loan and all interest and other amounts payable hereunder to be forthwith due and payable, whereupon the Loan, all such interest and all such amounts shall become and be due and payable.

          Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. No delay by the Lender in exercising any power or right hereunder shall operate as a waiver of any power or right.

          Borrower promises to pay on demand all costs and expenses, including reasonable attorney's fees, incurred in the preparation, collection and enforcement of this Note and the Pledge Agreement.

          Borrower acknowledges and agrees that Lender may apply and Set-Off against any amounts which Borrower may owe Lender hereunder (whether in respect of principal, interest or otherwise), any amounts that Lender may owe Borrower under the Master Agreement (including any Transaction executed thereunder). Lender acknowledges and agrees that Borrower may apply and Set-Off against any amounts which Lender may owe Borrower under the Master Agreement (including any Transaction executed thereunder) any amounts that Borrower may owe Lender hereunder (whether in respect of principal, interest or otherwise).

          This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                   PETRIE STORES LIQUIDATING TRUST

                                   By:    /s/ Stephanie R. Joseph
                                   Name:    Stephanie R. Joseph
                                   Title:   Manager and Chief
                                            Executive Officer

     RECEIVED AND AGREED BY:

     CANADIAN IMPERIAL BANK OF COMMERCE

     By:   /s/ Wayne J. Halenda
     Name:   Wayne J. Halenda
     Title:  Vice President

     CANADIAN IMPERIAL BANK OF COMMERCE

     By:   /s/ Antonio Lobo
     Name:   Antonio Lobo
     Title:  Vice President


                                                             EXHIBIT A

               Reference is made to the Secured Term Note (the "Note") executed by Petrie Stores Liquidating Trust ("Borrower") and received and agreed to by Canadian Imperial Bank of Commerce, New York Agency (the "Lender"), on December 31, 1997.

               Pursuant to the terms of the Note, the Borrower hereby exercises its right to receive from the Lender a loan in the amount of $_____________________ (the "Principal") [Note: Amount may not exceed the Maximum Loan Commitment Amount] on ________________________ (the "Draw Date"). We acknowledge and agree that, upon receipt of the Principal, we will be required to make the payments of principal and interest on the Loan (as defined in the Note) in accordance with the terms of the Note.

               We understand that the actual Draw Date shall be the later of (i) the Draw Date requested above and (ii) the date which is three (3) Business Days after the Lender's actual receipt of this Draw Notice.

                                        PETRIE STORES LIQUIDATING TRUST

                                        By:
                                        Title: